                                                                    Exhibit 99.1
- --------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          ,
 1996, UNLESS EXTENDED (THE "EXPIRATION DATE").  TENDERS MAY BE WITHDRAWN PRIOR
 TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.
- --------------------------------------------------------------------------------



                     RIFKIN ACQUISITION PARTNERS, L.L.L.P.
                       RIFKIN ACQUISITION CAPITAL CORP.

                      360 South Monroe Street, Suite 600
                            Denver, Colorado  80209


                             LETTER OF TRANSMITTAL

              To Exchange 11% Senior Subordinated Notes due 2006

                                Exchange Agent:
                             BANKERS TRUST COMPANY
                                _______________

                           To:  Bankers Trust Company
                                _______________

                            Facsimile Transmission:
                                _______________

                            Confirm by telephone to:
                                _______________


                   By Mail/Hand Delivery/Overnight Delivery:

                             Bankers Trust Company
                        Corporate Trust and Agency Group
                               Four Albany Street
                           New York, New York  10006



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   The undersigned acknowledges receipt of the Prospectus dated               ,
1996 (the "Prospectus") of Rifkin Acquisition Partners, L.L.L.P., a Colorado limited liability limited partnership, and Rifkin Acquisition Capital Corp., a Colorado corporation (collectively, the "Issuers"), and this Letter of Transmittal for 11% Senior Subordinated Notes due 2006 which may be amended from time to time (this "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11% Senior Subordinated Notes due 2006 (the "Exchange Notes") for each $1,000 in principal amount of its outstanding 11% Senior Subordinated Notes due 2006 (the "Old Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

   The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

   All holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer-- How to Tender" in the Prospectus. (See Instruction 1).

   Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Old Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuers have given written notice thereof to the Exchange Agent.

   The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Dale D. Wagner, Senior Vice President-Finance and Administration of Rifkin & Associates, 360 South Monroe Street, Suite 600, Denver, Colorado 80209, at (303) 333-1215.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

   Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

   List in Box 1 below the Old Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix that schedule to this Letter.

                                     BOX 1

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
- ------------------------------------------------------------------------------

                                                                   Principal
Name(s) and Address(es) of                                         Amount of
   Registered Holder(s)           Certificate   Principal Amount   Old Notes
(Please fill in if blank)        Number(s) (1)    of Old Notes    Tendered (2)
- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
Totals:
- ------------------------------------------------------------------------------

(1) Need not be completed if Old Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Old Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuers the principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Notes tendered.

   The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Notes, with full power of substitution, to: (a) deliver certificates for such Old Notes;
(b) deliver Old Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuers upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuers of the Old Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered.

   The undersigned agrees that acceptance of any tendered Old Notes by the Issuers and the issuance of Exchange Notes (together with the guarantees of the Guarantors (as defined in the Prospectus) with respect thereto) in exchange therefor shall constitute performance in full by the Issuers and the Guarantors of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuers and the Guarantors will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Old Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuers within the meaning of the Securities Act (an "Affiliate"), that it is not a broker-dealer that owns Old Notes acquired directly from the Issuers or an Affiliate, that it is acquiring the Exchange Notes acquired directly from the Issuers or an Affiliate, that it is acquiring the Exchange Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Notes; (b) that it is an Affiliate of the Issuers or of any of the initial purchasers of the Old Notes in the Old Notes Offering and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it; or (c) that it is a Participating Broker-Dealer (as defined in the Registration Rights Agreement) and that it will deliver a prospectus in connection with any resale of the Exchange Notes. By tendering
                                                               ==============
Old Notes and executing this Letter of Transmittal, the undersigned further
===========================================================================
certifies that it is not engaged in and does not intend to engage in a
======================================================================
distribution of the Exchange Notes.
===================================

   The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned understands that the Issuers may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

   All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

   Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Old Notes not tendered but represented by a certificate also encompassing Old Notes which are tendered) to the undersigned at the address set forth in Box 1.

   The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:____________________________________________


      Account Number:___________________________________________________________


      Transaction Code Number:__________________________________________________

================================================================================

      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s):___________________________________________


      Date of Execution of Notice of Guaranteed Delivery:_______________________


      Window Ticket Number (if available):______________________________________


      Name of Institution which Guaranteed Delivery:____________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

- --------------------------------------------------------------------------------
                                     BOX 2

                                PLEASE SIGN HERE
                       WHETHER OR NOT OLD NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

     This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, offer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

X_______________________________________________________________________________

X_______________________________________________________________________________
                Signature(s) of Owner(s) or Authorized Signatory

Date: ___________________________, 1996
Name(s)_________________________________________________________________________
                                 (Please Print)

Capacity:

Address:
                               (Include Zip Code)

Area Code and Telephone No.:


                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (See Instructions 4 below)
        Certain Signatures Must be Guaranteed by an Eligible Institution

- ------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


- ------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)


- ------------------------------------------------------------------------------
                             (Authorized Signature)


- ------------------------------------------------------------------------------
                                    (Title)


- ------------------------------------------------------------------------------
                                 (Printed Name)

Date: ___________________________, 1996
- --------------------------------------------------------------------------------

                                     BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS



                    PAYOR'S NAME:  _________________________
- --------------------------------------------------------------------------------

                             Part 1                    Social Security Number
                                                      or Employer Identification
                             PLEASE PROVIDE YOUR TIN           Number
                             IN THE BOX AT RIGHT AND
                             CERTIFY BY SIGNING AND
                             DATING BELOW.            ------------------------
- --------------------------------------------------------------------------------
SUBSTITUTE                   Part 2 [_]
Form W-9
Department of the            Check the box if you are NOT subject to back-up
Treasury, Internal           withholding under the provisions of Section
Revenue Service              2406(a)(1)(C) of the Internal Revenue Code because
                             (1) you have not been notified that you are
                             subject to back-up withholding as a result of
                             failure to report all interest or dividends or (2)
                             the Internal Revenue Service has notified you that
                             you are no longer subject to back-up withholding.
- --------------------------------------------------------------------------------
Payor's Request for          Part 3
Taxpayer
Identification               Check if
Number (TIN)                 Awaiting TIN
- --------------------------------------------------------------------------------
                             CERTIFICATION UNDER THE PENALTIES OF PERJURY, I
                             CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                             IS TRUE, CORRECT AND COMPLETE.

                             Signature______________________ Date______________

                                      ______________________
                                       Name:  (Please Print)
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              BOX 4                                        BOX 5

   SPECIAL ISSUANCE INSTRUCTIONS               SPECIAL DELIVERY INSTRUCTIONS
    (See Instructions 3 and 4)                   (See Instructions 3 and 4)
- --------------------------------------------------------------------------------
To be completed ONLY if certificates      To be completed ONLY if certificates
for Old Notes in a principal amount       for Old Notes in a principal amount
not exchanged, or Exchange Notes, are     not exchanged, or Exchange Notes, are
to be issued in the name of someone       to be sent to someone other than the
other than the person whose signature     person whose signature appears in Box
appears in Box 2, or if Old Notes         2 or to an address other than that
delivered by book-entry transfer          shown in Box 1.
which are not accepted for exchange
are to be returned by credit to an        Deliver:
account maintained at the Book-Entry
Transfer Facility other than the          (check appropriate boxes)
account indicated above.
                                          [_]  Old Notes not tendered
Issue and deliver:
                                          [_]  Exchange Notes, to:
(check appropriate boxes)
                                          (Please Print)
[_] Old Notes not tendered
                                          Name:_____________________________
[_] Exchange Notes, to:
                                          Address:__________________________
(Please Print)
                                                  __________________________
Name: ____________________________
                                                  __________________________
Address:__________________________
                                          Please complete the Substitute
        __________________________        Form W-9 at Box 3.

        __________________________        Tax I.D. or Social Security Number:

Please complete the Substitute            __________________________________
Form W-9 at Box 3.

Tax I.D. or Social Security Number:

__________________________________
- --------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this Letter and Certificates. Certificates for Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Old Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

   If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuers and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

   Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Old Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

   Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Old Notes and the principal amount of Old Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Old Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--How to Tender."

   The method of delivery of Old Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

   Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuers and the Exchange Agent.

   If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Old Notes being tendered, the names in which the Old Notes are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Old Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuers may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

   A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Old Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).

   All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuers' counsel, would be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to particular Old Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their

Old Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

   Neither the Issuers, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

   2. Partial Tenders; Withdrawals. If less than the entire principal amount of any Old Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Old Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Old Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Notes represented by a submitted certificate is tendered (or, in the case of Old Notes tendered by book-entry transfer, such non-exchanged Old Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

   If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuers notify the Exchange Agent that they have accepted the tender of Old Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Old Notes; (iii) contain a description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

   For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth on the back cover of the Prospectus prior to the Expiration Date. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of Old Notes to be withdrawn, the principal amount of Old Notes to be withdrawn, a statement that such holder is withdrawing his election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Issuers that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

   3. Signatures on this Letter; Assignments; Guarantee of Signatures. If this Letter is signed by the holder(s) of Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Notes, without alteration, enlargement or any change whatsoever.

   If any of the Old Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Old Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

   If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Old Notes are tendered; and/or (ii) untendered Old Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Old Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

   If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuers of their authority to so act must be submitted, unless waived by the Issuers.

   Signatures on this Letter must be guaranteed by an Eligible Institution, unless Old Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP). If Old Notes are registered in the name of a person other than the signer of this Letter, the Old Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers, in their discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

   4. Special Issuance and Delivery Instructions. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Old Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

   5. Tax Identification Number. Federal income tax law requires that a holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   Under federal income tax laws, payments that may be made by the Issuers on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

   6. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Old Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Notes to the Issuers or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

   Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

   7. Waiver of Conditions. The Issuers reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Notes tendered.

   8. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

   9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

   IMPORTANT: This Letter (together with certificates representing tendered Old Notes or a Book-Entry Confirmation and all other required documents) must be received by the Exchange Agent on or before the Expiration Date (as defined in the Prospectus).